                                                                    EXHIBIT 24.4


                               POWER OF ATTORNEY


    Each person whose signature appears below hereby appoints each of Robert Murphy, Robert D. Woltil and William C. Warrick, as his attorney-in-fact to sign this Registration Statement on his or her behalf individually and in the capacity stated below and to file all supplements, amendments and post-effective amendments to this Registration Statement, and any and all instruments or documents filed as a part of or in connection with this Registration Statement or any amendment or supplement thereto, and any such attorney-in-fact may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.



                      SIGNATURE                                     TITLE                       DATE
------------------------------------------------------  -----------------------------  -----------------------

                 /s/ ANDREW L. TURNER                   Chairman of the Board,
                   Andrew L. Turner                      President, and Chief
                                                         Executive Officer                         May 9, 1997

                 /s/ ROBERT D. WOLTIL                   Senior Vice President
                   Robert D. Woltil                      Financial Services and Chief
                                                         Financial Officer and
                                                         Director (Principal
                                                         Financial Officer)                        May 9, 1997

                 /s/ JOHN E. BINGAMAN
                   John E. Bingaman                     Director                                   May 9, 1997

                /s/ LOIS E. SILVERMAN
                  Lois E. Silverman                     Director                                   May 9, 1997

                  /s/ MARTIN G. MAND
                    Martin G. Mand                      Director                                   May 9, 1997

               /s/ WARREN C. SCHELLING*
                 Warren C. Schelling                    Director                                   May 9, 1997